SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 17, 1998


                     SSB Vehicle Securities Inc.
                  Hyundai Auto Receivables Trust 1998-A
             (Exact name of registrant as specified in its charter)


       Delaware                     333-41949-01              13-4010808
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


7 World Trade Center
New York, New York                                             10048
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 7
                                                  This report consists of 7
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Hyundai Auto Receivables Trust 1998-A (the "Trust"). The Trust was formed pursuant to an Amended and Restated Trust Agreement dated April 1, 1998, between SSB Vehicle Securities Inc., as depositor, and Wilmington Trust Company, as owner trustee. On August 17, 1998, Hyundai Motor Finance Company (seller and servicer) distributed the Monthly Securityholders' Statement for the August 17, 1998, Distribution Date (the "Monthly Report") to the holders of securities issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Monthly Securityholders' Statement for the August 17, 1998, Distribution Date filed as Exhibit 99.1 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SSB VEHICLE SECURITIES INC.


Date:    August 21, 1998                By:  /s/ Ted K. Yarbrough
                                        Ted K. Yarbrough
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Securityholders' Statement for            5
                         the August 17, 1998, Distribution Date

                                  Exhibit 99.1

              Monthly Securityholders' Statement on August 17, 1998

=================================================================================================================================
                                                   Hyundai Auto Receivables Trust 1998-A
=================================================================================================================================
                                              $220,000,000 5.90% Asset Backed Notes, Class A-1
                                              $80,150,000 6.05% Asset Backed Notes, Class A-2

                                                        Exhibit 99.1: Monthly Report

                                                  For the Distribution Date: August 17, 1998


I.   Funds Available for Distribution
     A.  Collections on Receivables
         i.  Principal Payments                                                                        $10,130,531.82
         ii. Purchased Receivables                                                                               0.00
         iii.Cram Down Losses                                                                                    0.00
         iv. Principal Balance of Liquidated Receivables                                                         0.00
         v.  Withdrawal from Pre-Funding Account                                                                 0.00
         vi. Liquidation Proceeds                                                                           64,452.83
                                                                                                       ---------------
             TOTAL PRINCIPAL COLLECTIONS                                                               $10,194,984.65
         vii.Interest Payments                                                                          $3,934,811.53
         viiiInterest on Purchased Receivables                                                                   0.00
                                                                                                       ---------------
             TOTAL INTEREST COLLECTIONS                                                                 $3,934,811.53
         ix. Late Fees, Extension Fees and Other Fees                                                       $9,772.95
         x.  Late Fees, Extension Fees and Other Fees on Purchased  Receivables                                  0.00
                                                                                                       ---------------
         xi. TOTAL FEE COLLECTIONS                                                                          $9,772.95
                                                                                                       ---------------
         xii.TOTAL COLLECTIONS                                                                         $14,139,569.13
                                                                                                       ---------------
     B.  Other Sources
         i.  Reserve Account Release                                                                      $740,165.69
         ii. Draw on Insurance Policy                                                                            0.00
         iii.Withdrawal from Yield Maintenance Account                                                      61,430.72
         iv. Withdrawal from Reserve Account                                                                97,224.67
         v.  Reinvestment Income on Trust Accounts                                                         119,293.37
                                                                                                       ---------------
             TOTAL OTHER SOURCES                                                                        $1,018,114.45
                                                                                                       ===============
                TOTAL FUNDS AVAILABLE FOR DISTRIBUTION                                                 $15,157,683.58
                                                                                                       ===============

II.  Distributions
     A.  Fees                                                        Per $1,000 Initial Receivables
         i.  Indenture Trustee                                                             $0.00000             $0.00
         ii. Owner Trustee                                                                  0.00000              0.00
         iii.Custodian                                                                      0.00000              0.00
         iv. Senior Servicing Fee                                                           1.30469        389,391.27
         v.  Subordinated Servicing Fee                                                     1.30469        389,391.27
         vi. Insurance Premium                                                              0.13239         39,513.00
                                                                                                       ---------------
             TOTAL FEES                                                                                   $818,295.54

     B.  Noteholders' Interest                                 Per $1,000 Original Principal Amount             Total
         i.  Class A-1 Monthly Interest Distributable Amount                               $4.26544       $938,397.85
         ii. Class A-1 Interest Carryover Shortfall                                         0.00000              0.00
         iii.Class A-1 Interest Distributable Amount                                        4.26544        938,397.85
         iv. Class A-2 Monthly Interest Distributable Amount                                5.04167        404,089.58
         v.  Class A-2 Interest Carryover Shortfall                                         0.00000              0.00
         vi. Class A-2 Interest Distributable Amount                                        5.04167        404,089.58
                                                                                                       ---------------
             TOTAL NOTEHOLDERS' INTEREST DISTRIBUTIONS                                                  $1,342,487.43

     C.  Noteholders' Principal                                Per $1,000 Original Principal Amount             Total
         i.  Class A-1 Monthly Principal Distributable Amount                             $48.46982    $10,663,359.39
         ii. Class A-1 Principal Carryover Shortfall                                        0.00000              0.00
         iii.Class A-1 Principal Distributable Amount                                      48.46982     10,663,359.39
         iv. Class A-2 Monthly Principal Distributable Amount                               0.00000              0.00
         v.  Class A-2 Principal Carryover Shortfall                                        0.00000              0.00
         vi. Class A-2 Principal Distributable Amount                                       0.00000              0.00
                                                                                                       ---------------
             TOTAL NOTEHOLDERS' PRINCIPAL DISTRIBUTIONS                                                $10,663,359.39
     D.  Certificateholders' Allocations
         i.  Excess Interest, Fees and Other Collections                                                  $740,165.68
         ii. Principal                                                                                   1,593,375.54
                                                                                                       ---------------
             TOTAL CERTIFICATEHOLDERS' DISTRIBUTIONS                                                    $2,333,541.22
                                                                                                       ===============
                TOTAL DISTRIBUTIONS                                                                    $15,157,683.58
                                                                                                       ===============




             ----------------------------------------------------------------------------------------------------------
                                                                 Page 6 of 7

                                              Hyundai Auto Receivables Trust 1998-A
                                        $220,000,000 5.90% Asset Backed Notes, Class A-1
                                         $80,150,000 6.05% Asset Backed Notes, Class A-2

                                                  Exhibit 99.1: Monthly Report

                                             For the Distribution Date: August 17, 1998



III. Pool Balances and Portfolio Information
     A.  Balances and Principal Factor                                                          BOP               EOP
                                                                                    ----------------   ---------------
         i.  Total Pool Balance                                                     $311,513,012.23    $299,256,277.30
         ii. Class A-1 Principal Balance                                             190,860,579.85     180,197,220.46
         iii.Class A-2 Principal Balance                                              80,150,000.00      80,150,000.00
         iv. Certificate Principal Balance                                            40,502,432.38      38,909,056.84
         v.  Total Pool Factor                                                               90.29%             86.74%
         vi. Class A-1 Factor                                                                86.75%             81.91%
         vii.Class A-2 Factor                                                               100.00%            100.00%
         viiiCertificate Factor                                                              90.31%             86.75%
         ix. Over-Collateralization Amount                                            40,502,432.38      38,909,056.84
         x.  Over-Collateralization Percentage                                               13.00%             13.00%
         xi. Pool Weighted Average Coupon                                                    14.99%             15.10%
         xii.Pool Weighted Average Remaining Term                                             42.91              43.19
         xiiiRemaining Number of Contracts                                                   30,743             34,136
         xiv.Contracts Matured/Liquidated                                                       591                703
     B.  Reserve Account
         i.  BOP Reserve Account Required Amount                                                        $18,792,767.00
         ii. BOP Reserve Account Balance                                                                 18,792,767.00
         iii.Draws from the Reserve Account                                                                  97,224.67
         iv. Reserve Account Release                                                                        740,165.69
         v.  EOP Reserve Account Required Amount                                                         17,955,376.64
         vi. EOP Reserve Account Balance                                                                 17,955,376.64
     C.  Net Loss Activity                                                                Contracts            Amount
                                                                                    ----------------   ---------------
         i.  BOP Cumulative Losses                                                              217      $1,865,859.92
         ii. Liquidation Proceeds from Actual Charge-offs                                        17          67,077.61
         iii.Liquidation Proceeds from Delinquencies                                            157       1,698,476.08
         iv. Liquidation Proceeds from Actual Repossession                                       31         360,649.42
         v.  Cram Down Losses                                                                     0               0.00
         vi. Monthly Gross Liquidation Proceeds                                                 205       2,126,203.11
         vii.Recoveries                                                                         - -          64,452.83
         viiiMonthly Net Liquidation Losses                                                     205       2,061,750.28
         ix. EOP Cumulative Losses                                                              422       3,927,610.20
         x.  Total Contracts Extended                                                           420       3,190,164.67
         xi. Vehicles in Repossession                                                           222       2,489,418.35
     D.  Delinquencies                                                                    Contracts             Amount
                                                                                    ----------------   ---------------
         i.  30-59 Days Delinquent                                                             1796     $18,650,791.58
         ii. 60-89 Days Delinquent                                                              525       5,462,409.05
         iii.90-119 Days Delinquent                                                             290       3,041,160.97
         iv. 30 Days and Greater                                                               2611      27,154,361.60
     E.  Performance Ratios                                                               Contracts             Amount
                                                                                    ----------------   ---------------
         i.  30 Days and Greater Delinquencies                                                7.52%              8.81%
         ii. Annualized Net Losses                                                            4.95%              5.40%
         iii.Cumulative Net Losses                                                            1.15%              1.14%

IV.  Pre-Funding
     A.  Pre-Funding Account
         i.  BOP Pre-Funding Account Balance                                                                     $0.00
         ii. Take-down from the Pre-Funding Account                                                               0.00
                                                                                                       ===============
         iii.EOP Pre-Funding Account Balance                                                                     $0.00
                                                                                                       ===============
     B.  Capitalized Interest Account
         i.  BOP Capitalized Interest Account Balance                                                            $0.00
         ii. Capitalized Interest Distribution Amount                                                             0.00
                                                                                                       ===============
         iii.EOP Capitalized Interest Account Balance                                                            $0.00
                                                                                                       ===============





             ----------------------------------------------------------------------------------------------------------
                                                                 Page 7 of 7